Dreyfus

Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

July 16, 2001

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2001, the fund produced a total return of -7.45% .(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -6.69%.(2)

We attribute the fund' s and market's performance to slower economic growth, declining business and consumer confidence, and the correction in the technology sector.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well-suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs. During the six-month reporting period, the fund maintained a turnover rate that was well within our goal of limiting annual turnover to below 15% during normal market conditions.

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing economic growth during the reporting period, which was aggravated by the continuing

                                                                      The Fund 3

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

decline of technology stock prices. This created widespread concerns among both investors and consumers, causing both to curtail their activities and retreat to the sidelines. Responding to these fears, the Federal Reserve Board (the "Fed") reduced short-term interest rates six times during the first half of 2001, for a total rate cut of 2.75 percentage points, in an effort to avoid a recession.

Consistent with the fund's long-term perspective, we made only a few changes to the fund's investment portfolio in this environment. We added to existing holdings of large, globally integrated oil companies, such as Chevron and Exxon Mobil. We expect these companies to continue to benefit from energy prices that exceed historical averages, as well as rising demand for a limited supply of crude oil and natural gas. We established a new position in AOL Time Warner, the global media and Internet company. We believe that the combination of Time Warner' s media properties and AOL' s online subscriber base could produce abundant cross-selling opportunities. We also purchased shares of American General, an insurance company being acquired by rival AIG. In effect, we view our purchase of American General stock as an inexpensive way to buy shares of AIG.

On the other hand, we sold the fund's holdings of Gillette and Bristol-Myers Squibb. Gillette' s earnings have been hurt recently by excess inventories of razor blades and intensified price competition in its Duracell battery division. Our decision to sell Bristol-Myers Squibb was based on the delay of an important product launch, which we believe may leave the company vulnerable to upcoming patent expirations. We replaced Bristol-Myers Squibb with Lilly (Eli) & Co., which we believe has a more robust roster of new drugs under development.

What is the fund's current strategy?

We continue to follow our long-standing strategy of buying and holding companies that we believe will produce above-average earnings growth over the long term. In light of the current economic slowdown, we continue to believe that the energy and health care industry groups are best positioned to do so. We expect large, integrated energy com-

4

panies to benefit from a favorable supply-and-demand balance, while the aging of the baby-boomer generation and ongoing medical advances should continue to fuel growth for pharmaceutical companies. In addition, certain consumer-related stocks -- primarily sellers of food, beverages, tobacco and household staples -- remain attractive in our view because demand for these companies' products is historically relatively unaffected during times of economic weakness.

Despite lower stock prices, we have continued to maintain less exposure to technology stocks than the S& P 500 Index. As business conditions have deteriorated, these companies' earnings have also fallen. As a result, many technology companies continue to sell at valuations that we consider excessive. In addition, their earnings outlooks remain uncertain. We are monitoring the technology sector closely with an eye toward possibly increasing participation when we feel the current uncertainty has dissipated and if we become convinced that a meaningful recovery is underway.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                      The Fund 5



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.5%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.6%

Christian Dior                                                                                  600,000               21,649,500

AUTOMOTIVE--.9%

Ford Motor                                                                                    1,299,905               31,912,668

BANKING--.7%

SunTrust Banks                                                                                  350,000               22,673,000

CAPITAL GOODS--8.1%

Emerson Electric                                                                                850,000               51,425,000

General Electric                                                                              3,650,000              177,937,500

Honeywell International                                                                       1,125,000               39,363,750

Rockwell International                                                                          355,000               13,532,600

                                                                                                                     282,258,850

COMMUNICTIONS SERVICES--5.4%

BellSouth                                                                                     1,775,000               71,479,250

SBC Communications                                                                            1,925,192               77,123,191

Verizon Communications                                                                          750,000               40,125,000

                                                                                                                     188,727,441

COMPUTERS--6.2%

Cisco Systems                                                                                 2,215,000  (a)          40,313,000

EMC                                                                                             600,000  (a)          17,430,000

Hewlett-Packard                                                                               1,700,000               48,620,000

International Business Machines                                                                 110,000               12,430,000

Microsoft                                                                                     1,350,000  (a)          98,550,000

                                                                                                                     217,343,000

ELECTRONICS--4.3%

Conexant Systems                                                                                300,000  (a)           2,685,000

Intel                                                                                         5,000,000              146,250,000

                                                                                                                     148,935,000

ENERGY--9.4%

BP Amoco, ADS                                                                                 1,600,000               79,760,000

Chevron                                                                                         750,000               67,875,000

Exxon Mobil                                                                                   2,076,299              181,364,718

                                                                                                                     328,999,718

FINANCE-MISC.--13.7%

American Express                                                                                900,000               34,920,000

Citigroup                                                                                     2,500,333              132,117,595

Federal Home Loan Mortgage                                                                      400,000               28,000,000

6

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC. (CONTINUED)

Federal National Mortgage Association                                                         1,900,000              161,785,000

JP Morgan Chase & Co.                                                                         1,650,000               73,590,000

Merrill Lynch                                                                                   770,000               45,622,500

                                                                                                                     476,035,095

FOOD & DRUGS--2.9%

Walgreen                                                                                      3,000,000              102,450,000

FOOD, BEVERAGE & TOBACCO--9.8%

Coca-Cola                                                                                     1,957,000               88,065,000

Nestle, ADR                                                                                     200,000               10,580,000

PepsiCo                                                                                       2,050,000               90,610,000

Philip Morris Cos.                                                                            3,000,000              152,250,000

                                                                                                                     341,505,000

HEALTH CARE--18.4%

Abbott Laboratories                                                                           1,350,000               64,813,500

Johnson & Johnson                                                                             3,000,000              150,000,000

Lilly (Eli) & Co.                                                                               500,000               37,000,000

Merck & Co.                                                                                   1,845,000              117,913,950

Pfizer                                                                                        6,075,000              243,303,750

Roche Holdings, ADR                                                                             300,000               21,637,500

Schering-Plough                                                                                 150,000                5,436,000

                                                                                                                     640,104,700

HOUSEHOLD & PERSONAL PRODUCTS--4.0%

Colgate-Palmolive                                                                             1,050,000               61,939,500

Estee Lauder, Cl. A                                                                             500,000               21,550,000

Procter & Gamble                                                                                855,000               54,549,000

                                                                                                                     138,038,500

INSURANCE--4.3%

American General                                                                                300,000               13,935,000

Berkshire Hathaway, Cl. A                                                                           800  (a)          55,520,000

Marsh & McLennan Cos.                                                                           790,000               79,790,000

                                                                                                                     149,245,000

MEDIA/ENTERTAINMENT--4.0%

AOL Time Warner                                                                               1,407,500  (a)          74,597,500

Fox Entertainment Group, Cl. A                                                                  882,700  (a)          24,627,330

McDonald's                                                                                    1,475,000               39,913,500

                                                                                                                     139,138,330

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING--2.2%

McGraw-Hill Cos.                                                                              1,075,000               71,111,250

News, ADR                                                                                       120,000                4,458,000

                                                                                                                      75,569,250

RETAIL--2.0%

Wal-Mart Stores                                                                               1,450,000               70,760,000

TRANSPORTATION--.6%

United Parcel Service, Cl. B                                                                    400,000               23,120,000

TOTAL COMMON STOCKS

   (cost $2,215,697,255)                                                                                           3,398,465,052
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News, ADS, Cum., $.4428

   (cost $15,964,941)                                                                           800,000               25,920,000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.0%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

3.67%, 7/19/2001                                                                                103,000                  102,839

3.55%, 8/23/2001                                                                                704,000                  700,501

3.52%, 8/30/2001                                                                             58,241,000               57,906,697

3.49%, 9/6/2001                                                                               4,174,000                4,146,660

3.41%, 9/13/2001                                                                              2,577,000                2,558,549

3.37%, 9/20/2001                                                                              1,250,000                1,240,625

3.52%, 9/27/2001                                                                             37,875,000               37,551,548

TOTAL SHORT-TERM INVESTMENTS

   (cost $104,197,473)                                                                                               104,207,419
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,335,859,669)                                                          101.3%            3,528,592,471

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.3%)             (43,826,480)

NET ASSETS                                                                                       100.0%            3,484,765,991

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


8

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                        2,335,859,669  3,528,592,471

Cash                                                                  2,110,763

Dividends receivable                                                  3,631,011

Receivable for shares of Common Stock subscribed                      2,011,916

Prepaid expenses                                                        140,629

                                                                  3,536,486,790

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,703,547

Due to Fayez Sarofim & Co.                                              796,262

Payable for shares of Common Stock redeemed                          48,653,074

Interest payable--Note 2                                                     45

Accrued expenses                                                        567,871

                                                                     51,720,799

-------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,484,765,991
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,266,626,110

Accumulated undistributed investment income--net                     11,746,458

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 13,700,621

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4       1,192,692,802
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    3,484,765,991
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.01 par value Common Stock authorized)       87,745,090

NET ASSET VALUE, offering and redemption price per share ($)              39.71

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $178,261 foreign taxes withheld at source)   25,658,399

Interest                                                             2,104,494

TOTAL INCOME                                                        27,762,893

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,972,679

Sub-Investment advisory fee--Note 3(a)                               4,801,597

Shareholder servicing costs--Note 3(b)                               5,908,505

Custodian fees--Note 3(b)                                               88,741

Prospectus and shareholders' reports                                    73,321

Directors' fees and expenses--Note 3(c)                                 59,396

Registration fees                                                       33,059

Loan commitment fees--Note 2                                            26,419

Professional fees                                                       18,900

Interest expense--Note 2                                                14,742

Miscellaneous                                                           39,078

TOTAL EXPENSES                                                      16,036,437

INVESTMENT INCOME--NET                                              11,726,456
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                    24,420,242

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                              (311,093,471)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (286,673,229)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (274,946,773)

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,726,456          26,282,180

Net realized gain (loss) on investments        24,420,242         226,839,959

Net unrealized appreciation (depreciation)
   on investments                            (311,093,471)       (201,083,070)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (274,946,773)         52,039,069
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From Investment income--net                   (2,482,704)         (24,265,175)

From net realized gain on investments                --          (264,796,334)

In excess of net realized gain on investments        --           (10,719,621)

TOTAL DIVIDENDS                               (2,482,704)        (299,781,130)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 802,000,149       1,766,191,525

Dividends reinvested                            2,272,892         265,961,115

Cost of shares redeemed                      (888,273,254)     (2,680,295,974)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (84,000,213)       (648,143,334)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (361,429,690)       (895,885,395)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,846,195,681        4,742,081,076

END OF PERIOD                               3,484,765,991        3,846,195,681

Undistributed investment income--net           11,746,458            2,502,706
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    19,869,583           38,706,844

Shares issued for dividends reinvested             60,305            6,320,755

Shares redeemed                              (21,767,314)         (59,138,740)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,837,426)        (14,111,141)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                      Six Months Ended
                                         June 30, 2001                                      Year Ended December 31,
                                                                 ----------------------------------------------------------------

                                            (Unaudited)          2000            1999           1998            1997         1996
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            42.93         45.73           42.07           32.38          25.58        20.55

Investment Operations:

Investment income--net                              .13(a)        .29(a)          .23(a)          .23            .25          .25

Net realized and unrealized
   gain (loss) on investments                    (3.32)           .42            3.97            9.76           6.87         5.03

Total from Investment Operations                 (3.19)           .71            4.20            9.99           7.12         5.28

Distributions:

Dividends from investment

   income--net                                    (.03)          (.29)           (.23)         (. 23)           (.26)        (.25)

Dividends from net realized gain
   on investments                                  --           (3.09)           (.31)          (.07)           (.06)        --

Dividends in excess of net
   realized gain on investments                    --            (.13)            --              --              --         --

Total Distributions                               (.03)         (3.51)           (.54)          (.30)           (.32)       (.25)

Net asset value, end of period                   39.71          42.93           45.73          42.07           32.38       25.58
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (7.45)(b)       1.80            9.97          30.85          27.85        25.68
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                              .45(b)        .88              .88            .89            .87          .91

Ratio of interest expense and
   loan commitment fees to
   average net assets                              .00(b,c)      .01              .01             --             --           --

Ratio of net investment income
   to average net assets                           .33(b)        .64              .51             .75            .99         1.34

Portfolio Turnover Rate                           3.53(b)       4.28            11.77            1.40           1.23         4.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                3,484,766     3,846,196       4,742,081       4,162,016      1,977,638     845,497

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                                     The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

14

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2001 was approximately $494,600, with a related weighted average annualized interest rate of 5.93%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:



        Average Net Assets                                                                       Dreyfus                  Sarofim

        -----------------                                                                       ---------                  -------

        0 up to $25 million. . . . . . . . . . . . . . . . . . . . . . . . . .                  .44 of 1%                .11 of 1%

        $25 million up to $75 million. . . . . . . . . . . . . . . . . . . . .                  .37 of 1%                .18 of 1%

        $75 million up to $200 million . . . . . . . . . . . . . . . . . . . .                  .33 of 1%                .22 of 1%

        $200 million up to $300 million. . . . . . . . . . . . . . . . . . . .                  .29 of 1%                .26 of 1%

        In excess of $300 million. . . . . . . . . . . . . . . . . . . . . . .                 .275 of 1%               .275 of 1%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of . 25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to

                                                                     The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2001, the fund was charged $4,442,853 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $567,693 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2001, the fund was charged $88,741 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period June 30, 2001, the fund incurred total brokerage commissions of $300,810, of which $2,000 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

16

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $172,021,579 and $124,312,869, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $1,192,732,802, consisting of $1,208,626,465 gross unrealized appreciation and $15,893,663 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 17

                                                           For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  141SA0601